UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2015

RETAIL PROPERTIES OF AMERICA, INC.

(Exact Name of Registrant As Specified in Charter)

Maryland	001-35481	42-1579325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

(630) 634-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2015, Retail Properties of America, Inc. (the “Company”), completed its previously announced public offering of $250 million aggregate principal amount of its 4.00% Senior Notes due 2025 (the “Notes”). The notes were issued by the Company at an initial offering price of 99.526% of their face value.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-184790) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on March 9, 2015 pursuant to Rule 424(b)(5) under the Securities Act and the Notes were issued pursuant to an indenture, dated as of March 12, 2015, by and between the Company, as issuer, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a first supplemental indenture thereto, dated as of March 12, 2015 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The description of the Indenture and the related form of Note contained in this report is qualified in its entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture and the form of Note. Copies of the Base Indenture, First Supplemental Indenture and form of Note are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this report and are incorporated by reference herein.

The Notes bear interest at a rate of 4.00% per annum from and including March 12, 2015, and mature on March 15, 2025. Interest is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2015 (each an “Interest Payment Date”). Interest will be paid to each holder in whose name a Note is registered at the close of business on the March 1 or September 1 (whether or not a business day) immediately preceding the applicable Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

The Notes are the direct, senior unsecured obligations of the Company and rank equally in right of payment with all of our existing and future unsecured and unsubordinated indebtedness.

The Company may redeem the Notes at its option and in its sole discretion, at any time or from time to time prior to 90 days prior to the maturity date, in whole or in part, at a redemption price equal to the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but not including, the redemption date and a “make-whole” premium calculated in accordance with the First Supplemental Indenture. If, however, the Company redeems any Notes 90 days or fewer prior to the maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but not including, the redemption date. Notice of any redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

The Indenture contains certain covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur secured and unsecured indebtedness if not in compliance with such covenants, including: (1) a total leverage ratio not to exceed 60%, (2) a secured debt leverage ratio not to exceed 40% and (3) a fixed charge coverage ratio of at least 1.50. In addition, the Company is required to maintain at all times total unencumbered assets of not less than 150% of the aggregate principal amount of all of its and its subsidiaries unsecured debt.

The Indenture also contains customary events of default including, payment default, cross defaults with certain other indebtedness, breaches of covenants and bankruptcy events. If any event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Item 8.01	Other Events.

On March 5, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.

The description of the Underwriting Agreement contained in this report is qualified in its entirety by reference to the complete text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Additionally, the Company is filing the opinion and consent of its counsel, Goodwin Procter LLP, regarding the legality of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively, which are incorporated by reference into the Registration Statement on Form S-3 (File No. 333-184790).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated March 5, 2015, by and among Retail Properties of America, Inc. and Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated March 12, 2015, by and between Retail Properties of America, Inc., as issuer, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated March 12, 2015, by and between Retail Properties of America, Inc., as issuer, and U.S. Bank National Association, as trustee.

4.3	Form of 4.00% Senior Notes due 2025 (attached as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

Date: March 12, 2015	By:	/s/ Dennis K. Holland
Dennis K. Holland
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated March 5, 2015, by and among Retail Properties of America, Inc. and Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated March 12, 2015, by and between Retail Properties of America, Inc., as issuer, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated March 12, 2015, by and between Retail Properties of America, Inc., as issuer, and U.S. Bank National Association, as trustee.

4.3	Form of 4.00% Senior Notes due 2025 (attached as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereto).

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).